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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 26, 2005

                 CWHEQ, INC., (as depositor under the Sale and Servicing Agreement, dated as of August 30, 2005, relating to the Revolving
             Home Equity Loan Asset Backed Notes, Series 2005-D).

                                  CWHEQ, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                   333-126790                87-0698310
         --------                   ----------                ----------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction
     of Incorporation)             File Number)           Identification No.)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             -------
(Address of Principal                                             (Zip Code)
Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below): [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8   -     Other Events

Item 8.01.        Other Events.

      The financial statements of Financial Security Assurance Inc. which appear in Exhibit 99.1 of Financial Security Assurance Holdings Ltd. Annual Report on Form 10-K for the year ended December 31, 2004, incorporated by reference in the prospectus supplement relating to CWHEQ, Inc.'s Revolving Home Equity Loan Asset Backed Notes, Series 2005-D, have been incorporated in the prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.


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Section 9   -     Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

      Exhibit No. Description

      23.1 Consent of Independent Registered Public Accounting Firm of Financial Security Assurance Inc.



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWHEQ, Inc., relating to its CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Revolving Home Equity Loan Asset Backed Notes, Series 2005-D.


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                                   Signature

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.




                                                By: /s/ Leon Daniels, Jr.
                                                    ---------------------------
                                                    Leon Daniels, Jr.
                                                    Vice President


Dated: August 26, 2005

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                                 Exhibit Index



Exhibit

23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.